SUP-0119-0117

SANFORD C. BERNSTEIN FUND, INC.

-Short Duration California Municipal Portfolio

-Short Duration New York Municipal Portfolio

Supplement dated January 27, 2017 (the “Supplement”) to the Summary Prospectus and Prospectus (the “Prospectuses”) dated January 15, 2016 for Short Duration California Portfolio (the “California Portfolio”) and Short Duration New York Portfolio (the “New York Portfolio” and, together with the California Portfolio, the “Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (the “Fund”). This Supplement corrects and supersedes the supplement dated January 26, 2017 to the Prospectuses dated January 15, 2016 for the Portfolios.

At a meeting held on January 26, 2017, the Board of Directors of the Fund approved the liquidation and termination of the Portfolios. Each Portfolio has suspended sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. The Portfolios expect to make the liquidating distribution or distributions on or shortly after March 31, 2017 (the “Liquidation Date”). The liquidation of the Portfolios may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

Shareholders may redeem shares of the Portfolios until March 29, 2017, and generally may use the proceeds of the redemption to purchase shares of other registered funds advised by AllianceBernstein L.P. (the “Adviser”). Clients of the Bernstein Private Wealth Management division of the Adviser may call their Bernstein advisors regarding potential investment alternatives, and clients who do not call their advisors will generally be contacted by such advisors in the coming weeks. Shareholders that remain invested in a Portfolio on March 30, 2017 will have their shares redeemed for cash based on the Portfolio’s net asset value as of the close of business on March 30, 2017 and will receive their proceeds on or shortly after the Liquidation Date.

In order to protect shareholders from expense increases resulting from reductions in assets in the Portfolios in connection with the liquidations, the Adviser will waive its management fee and/or bear Portfolio operating expenses until the Liquidation Date so that the total operating expenses of the California and New York Portfolios, excluding management fees and expenses relating to the liquidations, do not exceed 0.61% and 0.29%, respectively, of the Portfolio’s net assets on an annualized basis. In addition, the Adviser will waive its management fee with respect to each Portfolio in its entirety once a substantial portion of the Portfolio’s assets are converted to cash and/or cash equivalents, which is expected to occur approximately two weeks before the Liquidation Date. After the Portfolios convert their assets to cash, the Portfolios will no longer pursue their stated investment objective or engage in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Bernstein logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0117